SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2003

Commission file number: 1-14267

REPUBLIC SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	65-0716904 (I.R.S. Employer Identification No.)

Republic Services, Inc. 110 S.E. 6th Street, 28th Floor Fort Lauderdale, Florida (Address of Principal Executive Offices)	33301 (Zip Code)

Registrant’s telephone number, including area code: (954) 769-2400

Page 1 of 3 pages.

ITEM 5. OTHER MATTERS

Exhibit 99.1 attached to this Form 8-K is filed pursuant to Item 5.

On November 3, 2003, Republic Services, Inc. issued a press release to announce that its Board of Directors had approved increases in the Company’s common stock repurchase program, a copy of which is included herein by reference and attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibit

Exhibit No	Description

99.1	Press Release of the Company dated November 3, 2003 to announce the Company’s common stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2003	REPUBLIC SERVICES, INC.

By: /s/ Tod C. Holmes

Tod C. Holmes Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By: /s/ Charles F. Serianni

Charles F. Serianni Chief Accounting Officer (Principal Accounting Officer)